Exhibit 99.3

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2008 (in thousands)	Schedule III

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
ALLEN, TEXAS
Allen Central Park	One Allen Center	Office	—	1,966	11,051	2,672	1,720	13,969	15,689	696	2007	2007

ALPHARETTA, GEORGIA
Brookside Office Park	Radiant I	Office	—	1,269	14,697	132	1,269	14,829	16,098	3,521	1998	1999
Brookside Office Park	Brookside I	Office	—	1,625	8,545	4,131	1,492	12,809	14,301	3,319	1999	1999
Brookside Office Park	Radiant II	Office	—	831	6,755	203	831	6,958	7,789	1,415	2000	2000
Brookside Office Park	Brookside II	Office	—	1,381	11,025	2,239	1,248	13,397	14,645	3,586	2001	2001
NorthWinds Center	Northwinds VII	Office	—	2,271	19,557	1,589	2,304	21,113	23,417	5,363	1998	1999
NorthWinds Center	Northwinds I	Office	—	1,879	15,498	1,820	1,879	17,318	19,197	4,402	1997	2004
NorthWinds Center	Northwinds II	Office	—	1,796	15,973	665	1,796	16,638	18,434	4,494	1997	2004
NorthWinds Center	Northwinds III	Office	15,363	1,868	16,087	336	1,499	16,792	18,291	4,582	1998	2004
NorthWinds Center	Northwinds IV	Office	14,621	1,844	16,075	2,009	1,844	18,084	19,928	4,954	1999	2004
NorthWinds Center	Northwinds V	Office	—	2,215	15,514	1,911	2,215	17,425	19,640	4,504	1999	2004
NorthWinds Center	Northwinds VI	Office	—	2,662	15,297	858	2,662	16,155	18,817	4,503	2000	2004
NorthWinds Center	Northwinds Village	Retail	—	704	4,453	194	710	4,641	5,351	777	2000	2004
NorthWinds Center	Northwinds Restaurant	Retail	—	202	329	—	202	329	531	66	1997	2004
Ridgeland	1320 Ridgeland Parkway	Industrial	—	998	5,874	53	998	5,927	6,925	1,403	1999	1999
Ridgeland	1345 Ridgeland Parkway	Industrial	—	488	2,005	1,068	488	3,073	3,561	799	1999	1999
Ridgeland	1335 Ridgeland Pkwy	Industrial	—	579	2,105	790	579	2,895	3,474	845	2000	2000
Preston Ridge	Preston Ridge IV	Office	—	2,777	13,293	728	2,781	14,017	16,798	4,826	2000	2004
Windward	800 North Point Parkway	Office	—	1,250	18,443	—	1,250	18,443	19,693	2,832	1991	2003
Windward	900 North Point Parkway	Office	—	1,250	13,945	—	1,250	13,945	15,195	2,159	1991	2003

ARLINGTON HEIGHTS, ILLINOIS
Arlington Business Park	Atrium II	Office	—	776	6,800	2,316	776	9,116	9,892	2,825	1986	1998

ATLANTA, GEORGIA
Druid Chase	6 West Druid Hills Drive	Office	—	473	5,976	2,590	473	8,566	9,039	2,322	1968	1999
Druid Chase	2801 Buford Highway	Office	—	794	9,284	2,870	794	12,154	12,948	3,355	1977	1999
Druid Chase	1190 West Druid Hills Drive	Office	—	689	6,485	1,357	689	7,842	8,531	2,085	1980	1999
Center Pointe Medical I and II	Center Pointe I and II	Healthcare	30,659	9,697	29,194	7,714	9,697	36,908	46,605	5,591	1984	2007

AURORA, ILLINOIS
Meridian Business Campus	535 Exchange	Industrial	—	386	920	269	386	1,189	1,575	354	1984	1999
Meridian Business Campus	525 North Enterprise Street	Industrial	—	342	1,678	110	342	1,788	2,130	534	1984	1999
Meridian Business Campus	615 North Enterprise Street	Industrial	—	468	2,824	649	468	3,473	3,941	1,118	1984	1999
Meridian Business Campus	3615 Exchange	Industrial	—	410	1,603	140	410	1,743	2,153	568	1986	1999
Meridian Business Campus	4000 Sussex Avenue	Industrial	—	417	1,711	371	417	2,082	2,499	610	1990	1999
Meridian Business Campus	3737 East Exchange	Industrial	—	598	2,543	177	598	2,720	3,318	815	1985	1999
Meridian Business Campus	444 North Commerce Street	Industrial	—	722	5,403	597	722	6,000	6,722	1,879	1985	1999
Meridian Business Campus	880 North Enterprise Street	Industrial	—	1,150	5,669	626	1,150	6,295	7,445	1,664	2000	2000
Meridian Business Campus	Meridian Office Service Center	Industrial	—	567	1,083	1,701	567	2,784	3,351	724	2001	2001
Meridian Business Campus	Genera Corporation	Industrial	—	1,957	3,827	—	1,957	3,827	5,784	775	2004	2004
Butterfield East	Butterfield 550	Industrial	—	9,185	10,797	658	9,185	11,455	20,640	179	2008	2008

BALTIMORE, MARYLAND
Chesapeake Commerce Center	Baltimore Building B-2	Industrial	—	3,345	4,220	3,243	3,345	7,463	10,808	405	2008	2008
Chesapeake Commerce Center	Baltimore Building B-4	Industrial	—	6,488	9,213	1,502	6,488	10,715	17,203	387	2008	2008

BATAVIA, OHIO
Mercy Hospital Clermont MOB	Mercy Hospital Clermont MOB	Healthcare	—	—	8,249	831	—	9,080	9,080	930	2006	2007

BAY TOWN, TEXAS
Cedar Crossing Business Park	Cedar Crossing	Industrial	12,025	9,323	5,934	—	9,323	5,934	15,257	413	2005	2007

BERRY HILL, TENNESSEE
Four-Forty Business Center	Four-Forty Business Center I	Industrial	—	938	6,454	56	938	6,510	7,448	1,543	1997	1999
Four-Forty Business Center	Four-Forty Business Center III	Industrial	—	1,812	7,579	499	1,812	8,078	9,890	2,034	1998	1999
Four-Forty Business Center	Four-Forty Business Center IV	Industrial	—	1,522	5,480	485	1,522	5,965	7,487	1,472	1997	1999
Four-Forty Business Center	Four-Forty Business Center V	Industrial	—	471	3,321	526	471	3,847	4,318	1,631	1999	1999

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development or	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
BLOOMINGTON, MINNESOTA
Alpha Business Center	Alpha Business Ctr I&II	Office	—	280	1,383	366	280	1,749	2,029	455	1980	1999
Alpha Business Center	Alpha Business Ctr III&IV	Industrial	—	341	1,769	375	341	2,144	2,485	587	1980	1999
Alpha Business Center	Alpha Business Ctr V	Industrial	—	537	2,926	361	538	3,286	3,824	882	1980	1999
Hampshire Dist. Center	Hampshire Dist Center North	Industrial	945	779	4,488	286	779	4,774	5,553	1,387	1979	1997
Hampshire Dist. Center	Hampshire Dist Center South	Industrial	1,104	901	5,063	323	901	5,386	6,287	1,564	1979	1997
Norman Pointe Office Park	Norman Pointe I	Office	—	3,650	25,424	2,398	3,650	27,822	31,472	6,062	2000	2000
Norman Pointe Office Park	Norman Pointe II	Office	—	5,885	38,649	6,948	5,700	45,782	51,482	1,735	2007	2007

BLUE ASH, OHIO
McAuley Place	McAuley Place	Office	—	2,331	17,604	2,304	2,331	19,908	22,239	4,607	2001	2001
Huntington Bank Building	Huntington Bank Building	Office	—	175	241	—	175	241	416	78	1986	1996
Lake Forest/Westlake	Lake Forest Place	Office	—	1,953	18,663	4,198	1,953	22,861	24,814	7,159	1985	1996
Northmark Office Park	Northmark Building 1	Office	—	1,452	5,044	578	1,452	5,622	7,074	2,543	1987	2004
Lake Forest/Westlake	Westlake Center	Office	—	2,459	15,381	4,027	2,459	19,408	21,867	6,556	1981	1996
Landings	Landings Building I	Office	—	4,302	17,512	323	4,302	17,835	22,137	2,056	2006	2006
Landings	Landings Building II	Office	—	4,817	9,377	3,403	4,817	12,780	17,597	1,023	2007	2007

BOLINGBROOK, ILLINOIS
Joliet Road Business Park	555 Joliet Road, Bolingbrook	Industrial	—	2,184	9,284	780	2,332	9,916	12,248	1,844	2002	2002
Joliet Road Business Park	Dawes Transportation	Industrial	—	3,050	4,453	16	3,050	4,469	7,519	886	2005	2005

BRASELTON, GEORGIA
Braselton Business Park	Braselton II	Industrial	—	1,365	8,720	1,734	1,884	9,935	11,819	2,141	2001	2001
Park 85 at Braselton	Park 85 at Braselton Bldg 625	Industrial	—	9,855	25,690	1,639	9,855	27,329	37,184	3,190	2006	2005
Park 85 at Braselton	1350 Braselton Parkway	Industrial	—	8,227	8,874	1,417	8,227	10,291	18,518	411	2008	2008

BRENTOOD, TENNESSEE
Brentwood South Bus. Center	Brentwood South Bus Ctr I	Industrial	—	1,065	5,765	1,135	1,065	6,900	7,965	1,853	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr II	Industrial	—	1,065	2,759	1,304	1,065	4,063	5,128	1,025	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr III	Industrial	—	848	3,989	714	848	4,703	5,551	1,344	1989	1999
Creekside Crossing	Creekside Crossing I	Office	—	1,900	7,650	903	1,901	8,552	10,453	2,696	1998	1998
Creekside Crossing	Creekside Crossing II	Office	—	2,087	7,764	1,371	2,087	9,135	11,222	2,882	2000	2000
Creekside Crossing	Creekside Crossing III	Office	—	2,969	9,621	2,196	2,969	11,817	14,786	1,557	2006	2006
Creekside Crossing	Creekside Crossing IV	Office	—	2,966	8,104	3,380	2,877	11,573	14,450	607	2007	2007

BROOKLYN PARK, MINNESOTA
7300 Northland Drive	7300 Northland Drive	Industrial	—	700	6,570	289	703	6,856	7,559	2,163	1999	1998
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 1	Industrial	—	835	5,321	1,113	1,286	5,983	7,269	1,912	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 2	Industrial	—	449	2,700	674	599	3,224	3,823	935	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 3	Industrial	—	758	1,891	265	837	2,077	2,914	617	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 4	Industrial	—	2,079	7,324	1,331	2,397	8,337	10,734	2,988	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 5	Industrial	—	1,079	4,430	698	1,354	4,853	6,207	1,227	2000	2000
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 6	Industrial	—	788	2,755	2,204	1,031	4,716	5,747	1,694	2000	2000
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 10	Industrial	—	2,757	4,642	1,079	2,723	5,755	8,478	1,203	2005	2005
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 12	Industrial	—	4,564	8,708	300	4,564	9,008	13,572	1,343	2005	2005

BROWNSBURG, INDIANA
Ortho Indy West-MOB	Ortho Indy West-MOB	Healthcare	—	—	9,817	1,401	—	11,218	11,218	110	2008	2008

BUFFALO, NEW YORK
Office Development	HealthNow	Office	—	11,686	54,009	4,500	11,748	58,447	70,195	2,060	2007	2007

CARMEL, INDIANA
Hamilton Crossing	Hamilton Crossing I	Industrial	—	833	4,032	2,814	845	6,834	7,679	2,981	2000	1993
Hamilton Crossing	Hamilton Crossing II	Office	—	313	840	1,188	384	1,957	2,341	745	1997	1997
Hamilton Crossing	Hamilton Crossing III	Office	—	890	9,418	2,215	890	11,633	12,523	3,730	2000	2000
Hamilton Crossing	Hamilton Crossing IV	Office	—	515	5,186	605	598	5,708	6,306	1,554	1999	1999
Hamilton Crossing	Hamilton Crossing VI	Office	—	1,044	13,671	926	1,068	14,573	15,641	2,895	2004	2004
Meridian Technology Center	Meridian Tech Center	Office	—	376	2,693	1,108	376	3,801	4,177	1,046	1986	2002
West Carmel Marketplace	Burger King (Ground Lease)	Grounds	—	848	—	189	1,037	—	1,037	—	n/a	2007

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2008 (in thousands)											Schedule III

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
CAROL STREAM, ILLINOIS
Carol Stream Business Park	Carol Stream IV	Industrial	—	3,204	14,869	471	3,204	15,340	18,544	2,876	2004	2003

CARY, NORTH CAROLINA
Regency Forest	200 Regency Forest Dr.	Office	—	1,230	13,138	2,118	1,230	15,256	16,486	4,051	1999	1999
Regency Forest	100 Regency Forest Dr.	Office	—	1,538	9,437	1,904	1,618	11,261	12,879	2,763	1997	1999
Weston Parkway	6501 Weston Parkway	Office	—	1,775	10,195	1,480	1,775	11,675	13,450	3,033	1996	1999
Regency Creek	Regency Creek I	Office	—	3,626	8,054	3,421	3,626	11,475	15,101	273	2008	2008

CELEBRATION, FLORIDA
Celebration Business Center	Celebration Business Center I	Office	—	1,102	4,722	560	1,308	5,076	6,384	1,334	1997	1999
Celebration Business Center	Celebration Business Center II	Office	—	771	3,587	337	961	3,734	4,695	1,030	1997	1999
Celebration Office Center	Celebration Office Center I	Office	—	1,382	5,762	590	1,382	6,352	7,734	1,544	2000	2000
Celebration Office Center	Celebration Office Center II	Office	—	1,382	5,225	2,585	1,388	7,804	9,192	2,361	2001	2001

CHANTILLY, VIRGINIA
Northridge at Westfields	15002 Northridge Dr.	Office	—	2,082	1,663	447	2,082	2,110	4,192	142	2007	2007
Northridge at Westfields	15004 Northridge Dr.	Office	—	2,366	1,920	466	2,366	2,386	4,752	160	2007	2007
Northridge at Westfields	15006 Northridge Dr.	Office	—	2,920	2,276	1,059	2,920	3,335	6,255	224	2007	2007
TASC Campus	4807 Stonecroft	Office	—	7,218	25,965	34	7,218	25,999	33,217	1,027	2008	2008

CHILLICOTHE, OHIO
Adena Health Pavilion	Adena Health Pavilion	Healthcare	—	—	14,428	13	—	14,441	14,441	1,444	2006	2007

CINCINNATI, OHIO
311 Elm	311 Elm	Office	—	339	5,710	1,531	346	7,234	7,580	4,319	1986	1993
312 Elm	312 Elm	Office	—	4,750	46,310	5,238	5,428	50,870	56,298	20,038	1992	1993
312 Plum	312 Plum	Office	—	2,539	23,768	4,553	2,590	28,270	30,860	10,790	1987	1993
Blue Ash Office Center	Blue Ash Office Center VI	Office	—	518	2,597	656	518	3,253	3,771	985	1989	1997
Towers of Kenwood	Towers of Kenwood	Office	—	4,891	42,982	2,679	4,891	45,661	50,552	8,402	1989	2003
Governors Hill	8790 Governor’s Hill	Office	—	400	4,481	1,283	408	5,756	6,164	2,238	1985	1993
Governors Hill	8800 Governor’s Hill	Office	—	225	2,293	597	231	2,884	3,115	1,519	1985	1993
Governors Hill	8600/8650 Governor’s Hill Dr.	Office	—	1,220	18,163	6,235	1,245	24,373	25,618	9,763	1986	1993
Kenwood Executive Center	Kenwood Executive Center	Office	—	606	3,917	1,010	664	4,869	5,533	1,589	1981	1997
Kenwood Commons	8230 Kenwood Commons	Office	3,275	638	4,214	1,005	638	5,219	5,857	2,910	1986	1993
Kenwood Commons	8280 Kenwood Commons	Office	1,925	638	2,841	533	638	3,374	4,012	1,603	1986	1993
Kenwood Medical Office Bldg.	Kenwood Medical Office Bldg.	Office	—	—	7,663	100	—	7,763	7,763	1,931	1999	1999
Pfeiffer Place	Pfeiffer Place	Office	—	3,608	11,912	1,519	3,608	13,431	17,039	3,106	2001	2001
Pfeiffer Woods	Pfeiffer Woods	Office	—	1,450	12,260	1,803	2,131	13,382	15,513	3,572	1998	1999
Remington Office Park	Remington Park Building A	Office	—	560	1,448	1,095	560	2,543	3,103	702	1982	1997
Remington Office Park	Remington Park Building B	Office	—	560	1,121	953	560	2,074	2,634	595	1982	1997
Triangle Office Park	Triangle Office Park	Office	3,090	1,018	10,872	1,575	1,018	12,447	13,465	6,893	1985	1993

CLAYTON, MISSOURI
Interco Corporate Tower	Interco Corporate Tower	Office	—	6,150	42,867	2,920	6,150	45,787	51,937	9,632	1986	2002

COLUMBUS, OHIO
Easton	One Easton Oval	Office	—	2,789	9,941	790	2,789	10,731	13,520	3,156	1999	1999
Easton	Two Easton Oval	Office	—	2,489	16,196	2,236	2,489	18,432	20,921	5,047	1996	1998
Easton	Easton Way One	Office	—	1,874	8,893	664	1,874	9,557	11,431	2,823	2000	2000
Easton	Easton Way Two	Office	—	2,005	6,912	856	2,005	7,768	9,773	1,519	2001	2001
Easton	Easton Way Three	Office	—	2,768	10,990	24	2,693	11,089	13,782	3,542	2003	2003
Easton	Lane Bryant	Office	—	4,346	11,395	85	4,371	11,455	15,826	2,005	2006	2006
Easton	4400 Easton Commons	Office	—	1,886	7,779	1,110	1,886	8,889	10,775	1,508	2006	2006
Easton	4343 Easton Commons	Office	—	3,059	7,248	3,204	3,033	10,478	13,511	476	2007	2007

COPPELL, TEXAS
Freeport North	Freeport X	Industrial	—	8,198	18,249	3,031	8,198	21,280	29,478	6,115	2004	2004
Point West Office	Point West I	Office	—	5,513	9,288	1,626	5,513	10,914	16,427	346	2008	2008
Point West Industrial	Point West VI	Industrial	—	10,181	17,905	3,692	10,181	21,597	31,778	802	2008	2008
Point West Industrial	Point West VII	Industrial	—	6,785	13,668	2,462	6,785	16,130	22,915	827	2008	2008

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
DAVENPORT, FLORIDA
Park 27 Distribution Center	Park 27 Distribution Center I	Industrial	—	2,449	6,107	33	2,449	6,140	8,589	1,712	2003	2003
Park 27 Distribution Center	Park 27 Distribution Center II	Industrial	—	4,374	8,218	4,618	4,374	12,836	17,210	733	2007	2007

DES PLAINES, ILLINOIS
2180 South Wolf Road	2180 South Wolf Road	Industrial	—	179	1,515	548	179	2,063	2,242	582	1969	1998

DOWNERS GROVE, ILLINOIS
Executive Towers	Executive Towers I	Office	—	2,652	23,196	7,243	2,652	30,439	33,091	9,230	1983	1997
Executive Towers	Executive Towers II	Office	—	3,386	26,931	10,771	3,386	37,702	41,088	10,945	1984	1997
Executive Towers	Executive Towers III	Office	—	3,512	32,168	6,855	3,512	39,023	42,535	12,926	1987	1997

DUBLIN, OHIO
Scioto Corporate Center	Scioto Corporate Center	Office	—	1,100	2,843	1,555	1,100	4,398	5,498	1,508	1987	1996
Tuttle Crossing	Qwest	Office	—	2,618	18,686	1,845	2,670	20,479	23,149	8,126	1990	1993
Tuttle Crossing	4600 Lakehurst	Office	—	1,494	12,776	561	1,524	13,307	14,831	5,248	1990	1993
Tuttle Crossing	4700 Lakehurst Court	Office	—	717	2,393	797	717	3,190	3,907	1,253	1994	1994
Tuttle Crossing	4675 Lakehurst	Office	—	605	5,853	176	605	6,029	6,634	2,189	1995	1995
Tuttle Crossing	5500 Glendon Court	Office	—	1,066	7,411	1,264	1,066	8,675	9,741	3,381	1995	1995
Tuttle Crossing	5555 Glendon Court	Office	—	1,600	7,139	1,649	1,767	8,621	10,388	3,379	1995	1995
Britton Central	6060 Britton Parkway	Office	—	1,601	8,725	182	1,601	8,907	10,508	4,600	1996	1996
Tuttle Crossing	Compmanagement	Office	—	867	4,397	683	867	5,080	5,947	1,945	1997	1997
Tuttle Crossing	4725 Lakehurst	Office	—	483	9,349	759	483	10,108	10,591	3,881	1998	1998
Tuttle Crossing	5555 Parkcenter Circle	Office	—	1,580	8,945	1,113	1,580	10,058	11,638	3,764	1992	1994
Tuttle Crossing	Parkwood Place	Office	—	1,690	11,534	1,094	1,690	12,628	14,318	5,286	1997	1997
Tuttle Crossing	Nationwide	Office	—	4,815	15,378	832	4,815	16,210	21,025	5,402	1996	1996
Tuttle Crossing	Emerald II	Office	—	495	2,638	249	495	2,887	3,382	841	1998	1998
Tuttle Crossing	Atrium II, Phase I	Office	—	1,649	9,309	557	1,649	9,866	11,515	3,176	1998	1998
Tuttle Crossing	Atrium II, Phase II	Office	—	1,597	7,962	1,134	1,597	9,096	10,693	2,618	1999	1999
Tuttle Crossing	Blazer I	Office	—	904	4,511	596	904	5,107	6,011	1,635	1999	1999
Tuttle Crossing	Parkwood II	Office	—	1,848	11,389	821	2,400	11,658	14,058	2,684	2000	2000
Tuttle Crossing	Blazer II	Office	—	1,016	5,798	1,010	1,016	6,808	7,824	1,924	2000	2000
Tuttle Crossing	Emerald III	Office	—	1,685	7,482	1,954	1,694	9,427	11,121	2,270	2001	2001

DULUTH, GEORGIA
Crestwood Pointe	3805 Crestwood Parkway	Office	—	877	14,720	1,485	877	16,205	17,082	4,360	1997	1999
Crestwood Pointe	3885 Crestwood Parkway	Office	—	878	13,882	1,168	878	15,050	15,928	3,751	1998	1999
Hampton Green	Hampton Green Office I	Office	—	1,388	11,199	776	1,388	11,975	13,363	3,412	2000	2000
Business Park At Sugarloaf	2775 Premiere Parkway	Industrial	6,784	560	4,671	277	565	4,943	5,508	1,231	1997	1999
Business Park At Sugarloaf	3079 Premiere Parkway	Industrial	12,085	776	6,363	2,007	783	8,363	9,146	2,819	1998	1999
Business Park At Sugarloaf	Sugarloaf Office I	Office	—	1,042	8,680	725	1,042	9,405	10,447	2,599	1998	1999
Business Park At Sugarloaf	2850 Premiere Parkway	Office	7,671	621	4,631	578	627	5,203	5,830	735	1997	2002
Business Park At Sugarloaf	Sugarloaf Office II (3039)	Office	—	972	3,784	625	1,006	4,375	5,381	760	1999	2002
Business Park At Sugarloaf	Sugarloaf Office III (2810)	Office	—	696	3,896	431	696	4,327	5,023	964	1999	2002
Business Park At Sugarloaf	2855 Premiere Parkway	Industrial	6,035	765	3,512	537	770	4,044	4,814	1,099	1999	1999
Business Park At Sugarloaf	6655 Sugarloaf	Industrial	11,093	1,651	6,985	89	1,659	7,066	8,725	1,265	1998	2001
Business Park At Sugarloaf	Sugarloaf Office IV	Office	—	623	2,695	471	623	3,166	3,789	823	2000	2000
Business Park At Sugarloaf	Sugarloaf Office V	Office	—	744	2,119	590	744	2,709	3,453	647	2001	2001
Business Park At Sugarloaf	Sugarloaf VI	Office	—	1,589	5,699	1,181	1,589	6,880	8,469	1,406	2005	2005
Business Park At Sugarloaf	Sugarloaf VII	Office	—	1,722	5,163	2,499	1,726	7,658	9,384	808	2006	2006

EAGAN, MINNESOTA
Apollo Industrial Center	Apollo Industrial Ctr I	Industrial	—	866	4,660	1,472	882	6,116	6,998	2,047	1997	1997
Apollo Industrial Center	Apollo Industrial Ctr II	Industrial	—	474	2,462	167	474	2,629	3,103	629	2000	2000
Apollo Industrial Center	Apollo Industrial Ctr III	Industrial	—	1,432	6,316	51	1,432	6,367	7,799	1,530	2000	2000
Silver Bell Commons	Silver Bell Commons	Industrial	—	1,807	6,191	1,748	1,908	7,838	9,746	2,485	1999	1999
Trapp Road Commerce Center	Trapp Road Commerce Center I	Industrial	—	671	3,847	453	700	4,271	4,971	1,180	1996	1998
Trapp Road Commerce Center	Trapp Road Commerce Center II	Industrial	—	1,250	6,738	1,095	1,266	7,817	9,083	2,335	1998	1998

EARTH CITY, MISSOURI
Earth City	Rider Trail	Office	—	2,615	10,769	2,407	2,615	13,176	15,791	3,994	1987	1997
Earth City	3300 Pointe 70	Office	—	1,186	6,447	2,551	1,186	8,998	10,184	2,946	1989	1997
Earth City	Corporate Center, Earth City	Industrial	—	783	3,399	1,506	783	4,905	5,688	2,345	2000	2000
Earth City	Corporate Trail Distribution	Industrial	—	2,850	6,163	856	2,850	7,019	9,869	847	2006	2006

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
EAST POINT, GEORGIA
Camp Creek	Camp Creek Bldg 1400	Office	5,185	561	2,706	901	563	3,605	4,168	867	1988	2001
Camp Creek	Camp Creek Bldg 1800	Office	4,228	462	2,578	362	464	2,938	3,402	599	1989	2001
Camp Creek	Camp Creek Bldg 2000	Office	3,315	395	2,285	59	397	2,342	2,739	482	1989	2001
Camp Creek	Camp Creek Bldg 2400	Industrial	2,917	296	1,599	468	298	2,065	2,363	484	1988	2001
Camp Creek	Camp Creek Bldg 2600	Industrial	3,386	364	2,086	198	366	2,282	2,648	502	1990	2001
Camp Creek	Clorox Company	Industrial	19,135	4,406	9,512	609	4,841	9,686	14,527	1,944	2004	2004
Camp Creek	Camp Creek Building 1200	Office	—	1,334	2,246	1,069	1,334	3,315	4,649	1,190	2005	2005
Camp Creek	3900 North Commerce	Industrial	5,267	1,059	2,966	—	1,059	2,966	4,025	457	2005	2005
Camp Creek	3909 North Commerce	Industrial	—	5,687	10,192	12,209	8,818	19,270	28,088	2,332	2006	2006
Camp Creek	Hartsfield Warehouse BTS	Industrial	11,809	2,065	7,076	64	2,065	7,140	9,205	717	2006	2006
Camp Creek	Camp Creek Building 1000	Office	—	1,537	2,459	1,115	1,537	3,574	5,111	716	2006	2006
Camp Creek	3000 Centre Parkway	Industrial	—	1,163	1,884	964	1,170	2,841	4,011	338	2007	2007
Camp Creek	1500 Centre Parkway	Office	—	1,683	5,564	743	1,683	6,307	7,990	162	2008	2008
Camp Creek	1100 Centre Parkway	Office	—	1,309	4,881	290	1,311	5,169	6,480	205	2008	2008
Camp Creek	4800 N. Commerce Dr. (Site Q)	Industrial	—	2,476	4,650	125	2,476	4,775	7,251	35	2008	2008

ELLABELL, GEORGIA
Crossroads (Savannah)	1086 Orafold Pkwy	Industrial	11,209	2,042	13,104	190	2,046	13,290	15,336	469	2006	2008

EVANSVILLE, INDIANA
St. Mary’s Heart Institute	St. Mary’s Heart Institute	Healthcare	—	—	20,792	1,534	—	22,326	22,326	1,892	2006	2007

FAIRFIELD, OHIO
Thunderbird Building 1	Thunderbird Building 1	Industrial	—	248	1,617	334	248	1,951	2,199	681	1991	1995

FISHERS, INDIANA
Exit 5	Exit 5 Building 1	Industrial	—	822	2,695	158	822	2,853	3,675	896	1999	1999
Exit 5	Exit 5 Building 2	Industrial	—	749	4,102	395	749	4,497	5,246	1,838	2000	2000
St. Vincent Northeast MOB	St. Vincent Northeast MOB	Healthcare	—	—	23,101	2,330	—	25,431	25,431	526	2008	2008

FRANKLIN, TENNESSEE
Aspen Grove Business Center	Aspen Grove Business Ctr I	Industrial	—	936	6,382	2,825	936	9,207	10,143	2,849	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr II	Industrial	—	1,151	6,459	701	1,151	7,160	8,311	1,755	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr III	Industrial	—	970	5,571	133	970	5,704	6,674	1,474	1998	1999
Aspen Grove Business Center	Aspen Grove Business Center IV	Industrial	—	492	2,416	20	492	2,436	2,928	524	2002	2002
Aspen Grove Business Center	Aspen Grove Business Ctr V	Industrial	—	943	5,172	2,483	943	7,655	8,598	1,914	1996	1999
Aspen Grove Business Center	Aspen Grove Flex Center II	Industrial	—	240	1,289	383	240	1,672	1,912	196	1999	1999
Aspen Grove Business Center	Aspen Grove Office Center I	Office	—	950	6,170	2,545	950	8,715	9,665	2,261	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center I	Industrial	—	301	1,216	639	301	1,855	2,156	502	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center III	Industrial	—	327	1,593	847	327	2,440	2,767	859	2001	2001
Aspen Grove Business Center	Aspen Grove Flex Center IV	Industrial	—	205	861	205	205	1,066	1,271	199	2001	2001
Aspen Grove Business Center	Aspen Corporate Center 100	Office	—	723	3,451	94	723	3,545	4,268	982	2004	2004
Aspen Grove Business Center	Aspen Corporate Center 200	Office	—	1,306	1,870	1,349	1,306	3,219	4,525	600	2006	2006
Aspen Grove Business Center	Aspen Corporate Center 300	Office	—	1,451	2,050	258	1,453	2,306	3,759	34	2008	2008
Aspen Grove Business Center	Aspen Corporate Center 400	Office	—	1,833	2,621	2,435	1,833	5,056	6,889	357	2007	2007
Aspen Grove Business Center	Aspen Grove Office Center II	Office	—	2,320	8,177	3,739	2,320	11,916	14,236	1,307	2007	2007
Brentwood South Bus. Center	Brentwood South Bus Ctr IV	Industrial	—	569	2,435	1,108	704	3,408	4,112	865	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr V	Industrial	—	445	1,932	124	445	2,056	2,501	504	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr VI	Industrial	—	489	1,240	610	489	1,850	2,339	477	1990	1999

FRANKLIN PARK, ILLINOIS
O’Hare Distribution Center	O’Hare Distribution Ctr	Industrial	—	3,900	3,013	760	3,900	3,773	7,673	167	2007	2007

FRISCO, TEXAS
Duke Bridges	Duke Bridges III	Office	—	4,647	7,546	4,071	4,647	11,617	16,264	762	2007	2007

FT. WAYNE, INDIANA
Parkview Ambulatory Svcs - MOB	Parkview Ambulatory Svcs - MOB	Healthcare	—	937	10,974	1,745	937	12,719	13,656	473	2007	2007

GARDEN CITY, GEORGIA
Aviation Court	Aviation Court Land	Grounds	—	1,509	—	—	1,509	—	1,509	56	n/a	2006

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2008 (in thousands)	Schedule III

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
GOODYEAR, ARIZONA
Goodyear Crossing Ind. Park	Goodyear One	Industrial	—	5,142	4,942	594	5,142	5,536	10,678	240	2008	2008
Goodyear Crossing Ind. Park	Goodyear Two	Industrial	—	10,040	9,598	7,269	10,040	16,867	26,907	659	2008	2008

GRAND PRAIRIE, TEXAS
Grand Lakes	Grand Lakes I	Industrial	—	8,106	13,069	399	8,040	13,534	21,574	2,236	2006	2006
Grand Lakes	Grand Lakes II	Industrial	—	11,853	16,714	3,286	11,853	20,000	31,853	954	2008	2008

GROVEPORT, OHIO
6600 Port Road	6600 Port Road	Industrial	—	2,725	23,261	1,422	2,850	24,558	27,408	7,634	1998	1997
Groveport Commerce Center	Groveport Commerce Center #437	Industrial	—	1,049	6,759	1,244	1,065	7,987	9,052	2,007	1999	1999
Groveport Commerce Center	Groveport Commerce Center #168	Industrial	—	510	3,490	1,082	510	4,572	5,082	1,385	2000	2000
Groveport Commerce Center	Groveport Commerce Center #345	Industrial	—	1,045	6,435	942	1,045	7,377	8,422	2,031	2000	2000
Groveport Commerce Center	Groveport Commerce Center #667	Industrial	—	4,420	14,172	360	4,420	14,532	18,952	3,071	2005	2005

HAZELWOOD, MISSOURI
Hazelwood	Lindbergh Distribution Center	Industrial	—	8,200	10,305	2,974	8,227	13,252	21,479	755	2007	2007

HEBRON, KENTUCKY
Southpark, KY	Southpark Building 4	Industrial	—	779	3,341	308	779	3,649	4,428	1,355	1994	1994
Southpark, KY	CR Services	Industrial	—	1,085	4,214	1,410	1,085	5,624	6,709	2,106	1994	1994
Hebron Industrial Park	Hebron Building 1	Industrial	—	8,855	11,527	227	8,855	11,754	20,609	1,904	2006	2006
Hebron Industrial Park	Hebron Building 2	Industrial	—	6,790	9,039	1,533	6,799	10,563	17,362	588	2007	2007

HOPKINS, MINNESOTA
Cornerstone Business Center	Cornerstone Business Center	Industrial	4,211	1,469	8,390	497	1,543	8,813	10,356	2,630	1996	1997

HOUSTON, TEXAS
Sam Houston Crossing	Sam Houston Crossing One	Office	—	4,016	8,535	4,556	4,052	13,055	17,107	536	2007	2007
Point North Cargo Park	Point North One	Industrial	—	3,125	3,420	429	3,125	3,849	6,974	151	2008	2008
Westland Business Park	Westland I	Industrial	—	4,183	5,200	2,635	4,233	7,785	12,018	393	2008	2008

HUTCHINS, TEXAS
Duke Intermodal Park	Duke Intermodal I	Industrial	—	5,290	9,242	1,091	5,290	10,333	15,623	976	2006	2006

INDEPENDENCE, OHIO
Corporate Plaza	Corporate Plaza I	Office	—	2,116	14,072	2,664	2,116	16,736	18,852	5,726	1989	1996
Corporate Plaza	Corporate Plaza II	Office	—	1,841	11,823	3,051	1,841	14,874	16,715	4,814	1991	1996
Freedom Square	Freedom Square I	Office	—	595	3,725	871	600	4,591	5,191	1,561	1980	1996
Freedom Square	Freedom Square II	Office	—	1,746	11,485	2,300	1,746	13,785	15,531	4,444	1987	1996
Freedom Square	Freedom Square III	Office	—	701	5,856	484	701	6,340	7,041	2,048	1997	1997
Oak Tree Place	Oak Tree Place	Office	—	703	4,555	905	703	5,460	6,163	1,662	1995	1997
Park Center Plaza	Park Center Plaza I	Office	—	2,193	11,212	1,629	2,193	12,841	15,034	3,621	1998	1998
Park Center Plaza	Park Center Plaza II	Office	—	2,190	11,232	1,629	2,190	12,861	15,051	3,321	1999	1999
Park Center Plaza	Park Center Plaza III	Office	—	2,190	11,405	2,830	2,190	14,235	16,425	4,179	2000	2000

INDIANAPOLIS, INDIANA
Park 100	Park 465	Industrial	—	124	759	24	124	783	907	86	1983	2005
Franklin Road Business Park	Franklin Road Business Center	Industrial	—	594	9,149	1,614	594	10,763	11,357	4,130	1998	1995
6061 Guion Road	6061 Guion Rd	Industrial	—	274	1,798	194	274	1,992	2,266	735	1974	1995
Hillsdale	Hillsdale Technecenter 4	Industrial	—	366	4,867	1,556	366	6,423	6,789	2,395	1987	1993
Hillsdale	Hillsdale Technecenter 5	Industrial	—	251	2,873	1,121	251	3,994	4,245	1,488	1987	1993
Hillsdale	Hillsdale Technecenter 6	Industrial	—	315	2,962	2,299	315	5,261	5,576	1,911	1987	1993
Keystone Crossing	8555 N. River Road	Office	—	—	5,815	1,234	—	7,049	7,049	2,337	1985	1997
One North Capitol	One North Capitol	Office	—	1,439	9,116	1,808	1,439	10,924	12,363	3,068	1980	1998
8071 Township Line Road	8071 Township Line Road	Healthcare	—	—	2,319	866	—	3,185	3,185	131	2007	2007
Park 100	Park 100 Bldg 31	Industrial	—	64	369	136	64	505	569	45	1978	2005
Park 100	Park 100 Building 96	Industrial	—	1,414	13,804	113	1,667	13,664	15,331	4,993	1997	1995
Park 100	Park 100 Building 98	Industrial	—	273	8,036	2,286	273	10,322	10,595	4,235	1995	1994
Park 100	Park 100 Building 100	Industrial	—	103	2,033	705	103	2,738	2,841	1,001	1995	1995
Park 100	Park 100 Building 102	Office	—	182	1,118	195	182	1,313	1,495	139	1982	2005
Park 100	Park 100 Building 107	Industrial	—	99	1,698	381	99	2,079	2,178	748	1984	1995
Park 100	Park 100 Building 109	Industrial	—	240	1,727	400	246	2,121	2,367	1,132	1985	1986

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
Park 100	Park 100 Building 116	Office	—	341	2,930	491	348	3,414	3,762	1,652	1988	1988
Park 100	Park 100 Building 118	Office	—	226	2,161	845	230	3,002	3,232	1,210	1988	1993
Park 100	Park 100 Building 119	Office	—	283	3,667	1,394	395	4,949	5,344	2,408	1989	1993
Park 100	Park 100 Building 122	Industrial	—	284	3,695	1,021	290	4,710	5,000	2,002	1990	1993
Park 100	Park 100 Building 124	Office	—	227	2,496	435	227	2,931	3,158	540	1992	2002
Park 100	Park 100 Building 127	Industrial	—	96	1,654	454	96	2,108	2,204	770	1995	1995
Park 100	Park 100 Building 141	Industrial	—	1,120	3,305	101	1,120	3,406	4,526	720	2005	2005
Park 100	UPS Parking	Grounds	—	270	—	—	270	—	270	102	n/a	1997
Park 100	Norgate Ground Lease	Grounds	—	51	—	—	51	—	51	—	n/a	1995
Park 100	Zollman Ground Lease	Grounds	—	115	—	—	115	—	115	—	n/a	1994
Park 100	Bldg 111 Parking Lot	Grounds	—	196	—	—	196	—	196	82	n/a	1994
Park 100	Becton Dickinson Lot	Grounds	—	—	—	—	—	—	—	—	n/a	1993
Park 100	3.58 acres on Allison Avenue	Grounds	—	242	—	—	242	—	242	41	n/a	2000
Park 100	Hewlett-Packard Land Lease	Grounds	—	252	—	—	252	—	252	33	n/a	2003
Park 100	Park 100 Bldg 121 Land Lease	Grounds	—	5	—	—	5	—	5	1	n/a	2003
Park 100	Hewlett Packard Land Lse-62	Grounds	—	45	—	—	45	—	45	6	n/a	2003
Park 100	West 79th St. Parking Lot LL	Grounds	—	350	—	697	1,047	—	1,047	60	n/a	2006
Park Fletcher	Park Fletcher Building 33	Industrial	—	1,237	5,264	17	1,237	5,281	6,518	537	1997	2006
Park Fletcher	Park Fletcher Building 34	Industrial	—	1,331	5,632	204	1,331	5,836	7,167	653	1997	2006
Park Fletcher	Park Fletcher Building 35	Industrial	—	380	1,464	38	380	1,502	1,882	173	1997	2006
Park Fletcher	Park Fletcher Building 36	Industrial	—	476	2,355	30	476	2,385	2,861	234	1997	2006
Park Fletcher	Park Fletcher Building 37	Industrial	—	286	653	2	286	655	941	82	1998	2006
Park Fletcher	Park Fletcher Building 38	Industrial	—	1,428	5,957	68	1,428	6,025	7,453	575	1999	2006
Park Fletcher	Park Fletcher Building 39	Industrial	—	570	2,130	117	570	2,247	2,817	233	1999	2006
Park Fletcher	Park Fletcher Building 40	Industrial	—	761	3,363	407	761	3,770	4,531	391	1999	2006
Park Fletcher	Park Fletcher Building 41	Industrial	—	952	4,310	78	952	4,388	5,340	420	2001	2006
Park Fletcher	Park Fletcher Building 42	Industrial	—	2,095	8,301	14	2,095	8,315	10,410	707	2001	2006
Parkwood Crossing	One Parkwood Crossing	Office	—	1,018	9,598	1,156	1,028	10,744	11,772	3,734	1989	1995
Parkwood Crossing	Three Parkwood Crossing	Office	—	1,377	8,495	897	1,387	9,382	10,769	3,410	1997	1997
Parkwood Crossing	Four Parkwood Crossing	Office	—	1,489	11,308	724	1,537	11,984	13,521	3,646	1998	1998
Parkwood Crossing	Five Parkwood Crossing	Office	—	1,485	11,666	1,001	1,528	12,624	14,152	3,602	1999	1999
Parkwood Crossing	Six Parkwood Crossing	Office	—	1,960	16,055	1,080	1,960	17,135	19,095	5,569	2000	2000
Parkwood Crossing	Eight Parkwood Crossing	Office	—	6,435	15,899	486	6,435	16,385	22,820	4,172	2003	2003
Parkwood Crossing	Nine Parkwood Crossing	Office	—	6,046	15,991	1,067	6,047	17,057	23,104	2,925	2005	2005
Parkwood West	One West	Office	—	5,361	16,182	4,602	5,361	20,784	26,145	913	2007	2007
River Road—Indianapolis	River Road Building I	Office	—	856	7,725	1,790	856	9,515	10,371	4,072	1998	1998
River Road—Indianapolis	River Road Building II	Office	—	1,827	8,416	1,246	1,827	9,662	11,489	208	2008	2008
Woodland Corporate Park	Woodland Corporate Park I	Office	—	290	3,423	911	320	4,304	4,624	1,210	1998	1998
Woodland Corporate Park	Woodland Corporate Park II	Office	—	271	3,529	896	297	4,399	4,696	1,489	1999	1999
Woodland Corporate Park	Woodland Corporate Park III	Office	—	1,227	4,135	358	1,227	4,493	5,720	1,393	2000	2000
Woodland Corporate Park	Woodland Corporate Park IV	Office	—	715	7,231	534	715	7,765	8,480	2,797	2000	2000
Woodland Corporate Park	Woodland Corporate Park V	Office	—	768	10,000	27	768	10,027	10,795	2,172	2003	2003
Woodland Corporate Park	Woodland Corporate Park VI	Office	—	2,145	10,165	3,801	2,145	13,966	16,111	474	2008	2008

LAKE FOREST, ILLINOIS
Bradley Business Center	13825 West Laurel Drive	Industrial	—	750	1,401	906	750	2,307	3,057	808	1985	1999
Conway Park	One Conway Park	Office	—	1,901	17,200	2,812	1,901	20,012	21,913	5,665	1989	1998
Conway Park	West Lake at Conway	Office	—	4,218	10,461	1,309	4,218	11,770	15,988	284	2008	2008

LAKE MARY, FLORIDA
Northpoint	Northpoint Center I	Office	—	1,087	10,359	1,528	1,087	11,887	12,974	3,101	1998	2001
Northpoint	Northpoint Center II	Office	—	1,202	9,124	1,072	1,202	10,196	11,398	2,335	1999	2001
Northpoint	Northpoint III	Office	—	1,552	10,252	210	1,552	10,462	12,014	3,310	2001	2001
Northpoint	Northpoint IV	Office	—	1,605	8,157	4,722	1,605	12,879	14,484	2,960	2002	2002

LAWRENCEVILLE, GEORGIA
Hillside at Huntcrest	Huntcrest I	Office	—	1,193	10,829	2,680	1,193	13,509	14,702	3,259	2000	2001
Hillside at Huntcrest	Huntcrest II	Office	—	927	9,458	1,049	927	10,507	11,434	1,953	2000	2001
Hillside at Huntcrest	Huntcrest III	Office	—	1,358	12,716	367	1,358	13,083	14,441	3,210	2001	2002
Hillside at Huntcrest	Huntcrest IV	Office	—	1,295	5,742	480	1,306	6,211	7,517	992	2004	2004
Other Northeast I85 Properties	Weyerhaeuser BTS	Industrial	9,197	3,974	3,101	22	3,982	3,115	7,097	1,042	2004	2004

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2008 (in thousands)	Schedule III

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
LEBANON, INDIANA
Lebanon Business Park	Lebanon Building 4	Industrial	11,491	305	9,012	236	305	9,248	9,553	2,517	2000	1997
Lebanon Business Park	Lebanon Building 9	Industrial	10,273	554	6,871	770	554	7,641	8,195	2,040	1999	1999
Lebanon Business Park	Lebanon Building 12	Industrial	24,360	5,163	13,207	394	5,163	13,601	18,764	3,420	2003	2003
Lebanon Business Park	Lebanon Building 13	Industrial	9,270	561	6,579	83	1,901	5,322	7,223	1,575	2003	2003
Lebanon Business Park	Lebanon Building 14	Industrial	19,626	2,813	12,056	809	2,813	12,865	15,678	1,995	2005	2005

LEBANON, TENNESSEE
Park 840 Logistics Center	Pk 840 Logistics Cnt. Bldg 653	Industrial	—	6,776	11,125	1,283	6,776	12,408	19,184	1,350	2006	2006

LISLE, ILLINOIS
Corporate Lakes Business Park	2275 Cabot Drive	Office	—	3,355	7,008	6	3,355	7,014	10,369	1,169	1996	2004

MARYLAND HEIGHTS, MISSOURI
Riverport Business Park	Riverport Tower	Office	—	3,549	29,086	8,324	3,954	37,005	40,959	12,415	1991	1997
Riverport Business Park	Riverport Distribution	Industrial	—	242	2,230	1,059	242	3,289	3,531	897	1990	1997
Riverport Business Park	Express Scripts Service Center	Industrial	—	1,197	8,755	427	1,197	9,182	10,379	2,871	1992	1997
Riverport Business Park	13900 Riverport Drive	Office	—	2,285	9,467	295	2,285	9,762	12,047	2,782	1999	1999
Riverport Business Park	Riverport 1	Industrial	—	900	2,763	388	900	3,151	4,051	1,014	1999	1999
Riverport Business Park	Riverport 2	Industrial	—	1,238	4,161	103	1,238	4,264	5,502	1,243	2000	2000
Riverport Business Park	Riverport III	Industrial	—	1,269	3,376	2,171	1,269	5,547	6,816	2,329	2001	2001
Riverport Business Park	Riverport IV	Industrial	—	1,864	3,362	1,568	1,864	4,930	6,794	414	2007	2007

MASON, OHIO
Deerfield Crossing	Deerfield Crossing A	Office	—	1,493	11,551	1,209	1,493	12,760	14,253	3,315	1999	1999
Deerfield Crossing	Deerfield Crossing B	Office	—	1,069	13,349	535	1,069	13,884	14,953	4,896	2001	2001
Governors Pointe	Governor’s Pointe 4770	Office	—	586	7,759	898	596	8,647	9,243	4,263	1986	1993
Governors Pointe	Governor’s Pointe 4705	Office	—	719	6,100	3,726	987	9,558	10,545	3,903	1988	1993
Governors Pointe	Governor’s Pointe 4605	Office	—	630	17,632	3,843	909	21,196	22,105	8,278	1990	1993
Governors Pointe	Governor’s Pointe 4660	Office	—	385	4,189	396	529	4,441	4,970	1,482	1997	1997
Governors Pointe	Governor’s Pointe 4680	Office	—	1,115	6,869	1,051	1,115	7,920	9,035	2,656	1998	1998
Governors Pointe Retail	Bigg’s Supercenter	Retail	—	2,107	9,927	430	4,227	8,237	12,464	3,827	1996	1996
Governors Pointe Retail	Lowes	Retail	—	3,750	6,502	760	3,750	7,262	11,012	3,618	1997	1997

MCDONOUGH, GEORGIA
Liberty Distribution Center	120 Declaration Drive	Industrial	—	615	8,377	287	615	8,664	9,279	2,064	1997	1999
Liberty Distribution Center	250 Declaration Drive	Industrial	22,074	2,273	13,225	2,279	2,312	15,465	17,777	3,441	2001	2001

MENDOTA HEIGHTS, MINNESOTA
Enterprise Industrial Center	Enterprise Industrial Center	Industrial	891	864	4,944	652	888	5,572	6,460	1,603	1979	1997

MONROE, OHIO
Monroe Business Center	Monroe Business Center Bldg. 1	Industrial	—	660	5,082	852	660	5,934	6,594	1,708	1992	1999

MORRISVILLE, NORTH CAROLINA
Perimeter Park	507 Airport Blvd	Industrial	—	1,327	8,130	1,766	1,351	9,872	11,223	2,707	1993	1999
Perimeter Park	5151 McCrimmon Pkwy	Office	—	1,318	7,824	2,040	1,342	9,840	11,182	2,317	1995	1999
Perimeter Park	2600 Perimeter Park Dr	Industrial	—	975	5,204	1,144	991	6,332	7,323	1,453	1997	1999
Perimeter Park	5150 McCrimmon Pkwy	Industrial	—	1,739	12,140	1,445	1,773	13,551	15,324	3,136	1998	1999
Perimeter Park	2400 Perimeter Park Dr.	Office	—	760	5,513	1,195	778	6,690	7,468	1,646	1999	1999
Perimeter Park	3000 Perimeter Park Dr (Met 1)	Industrial	450	482	2,891	1,228	491	4,110	4,601	1,243	1989	1999
Perimeter Park	2900 Perimeter Park Dr (Met 2)	Industrial	324	235	1,942	1,108	264	3,021	3,285	799	1990	1999
Perimeter Park	2800 Perimeter Park Dr (Met 3)	Industrial	628	777	4,797	797	854	5,517	6,371	1,417	1992	1999
Perimeter Park	1100 Perimeter Park Drive	Industrial	—	777	5,696	957	794	6,636	7,430	1,684	1990	1999
Perimeter Park	1400 Perimeter Park Drive	Office	—	666	4,561	1,214	900	5,541	6,441	1,738	1991	1999
Perimeter Park	1500 Perimeter Park Drive	Office	—	1,148	10,086	539	1,177	10,596	11,773	2,484	1996	1999
Perimeter Park	1600 Perimeter Park Drive	Office	—	1,463	9,763	2,127	1,513	11,840	13,353	3,123	1994	1999
Perimeter Park	1800 Perimeter Park Drive	Office	—	907	5,649	1,252	993	6,815	7,808	1,854	1994	1999
Perimeter Park	2000 Perimeter Park Drive	Office	—	788	5,738	954	842	6,638	7,480	2,175	1997	1999
Perimeter Park	1700 Perimeter Center West	Office	—	1,230	10,764	2,779	1,260	13,513	14,773	3,564	1997	1999
Perimeter Park	3900 N. Paramount Parkway	Office	—	540	13,224	256	574	13,446	14,020	3,205	1998	1999
Perimeter Park	3900 S. Paramount Pkwy	Office	—	1,575	10,733	1,483	1,612	12,179	13,791	2,992	1999	1999
Perimeter Park	5200 East Paramount	Office	—	1,748	17,388	1,010	1,797	18,349	20,146	6,418	1999	1999

Duke Realty Corporation Real Estate and Accumulated Depreciation December 31, 2008 (in thousands)											Schedule III

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
Perimeter Park	3500 Paramount Pkwy	Office	—	755	12,948	137	755	13,085	13,840	4,962	2000	2000
Perimeter Park	2700 Perimeter Park	Industrial	—	662	2,584	1,738	662	4,322	4,984	1,473	2001	2001
Perimeter Park	5200 West Paramount	Office	—	1,831	12,608	1,083	1,831	13,691	15,522	3,545	2001	2001
Perimeter Park	2450 Perimeter Park	Office	—	669	2,894	25	669	2,919	3,588	931	2002	2002
Perimeter Park	3800 Paramount Parkway	Office	—	2,657	7,329	3,235	2,657	10,564	13,221	1,461	2006	2006
Perimeter Park	Lenovo BTS I	Office	—	1,439	16,961	1,509	1,439	18,470	19,909	1,825	2006	2006
Perimeter Park	Lenovo BTS II	Office	—	1,725	16,809	1,989	1,725	18,798	20,523	1,626	2007	2007
Perimeter Park	Lenovo BTS III	Office	—	1,661	14,086	133	1,661	14,219	15,880	—	2008	2008
Perimeter Park	2250 Perimeter Park	Office	—	2,290	6,981	1,496	2,290	8,477	10,767	151	2008	2008
Perimeter Park	Perimeter One	Office	—	5,880	14,339	7,897	5,880	22,236	28,116	1,385	2007	2007
Woodlake Center	100 Innovation Avenue (Woodlk)	Industrial	—	633	3,748	639	633	4,387	5,020	1,015	1994	1999
Woodlake Center	101 Innovation Ave (Woodlk III)	Industrial	—	615	4,095	148	615	4,243	4,858	1,078	1997	1999
Woodlake Center	200 Innovation Drive	Industrial	—	357	4,200	145	357	4,345	4,702	1,092	1999	1999
Woodlake Center	501 Innovation Ave.	Industrial	—	640	5,632	176	640	5,808	6,448	1,356	1999	1999
Woodlake Center	1000 Innovation (Woodlk 6)	Industrial	—	514	2,927	160	514	3,087	3,601	519	1996	2002
Woodlake Center	1200 Innovation (Woodlk 7)	Industrial	—	740	4,416	245	740	4,661	5,401	772	1996	2002
Woodlake Center	Woodlake VIII	Industrial	—	908	1,517	339	908	1,856	2,764	569	2004	2004

MURFREESBORO, TENNESSEE
Middle Tenn Med Ctr—MOB	Middle Tenn Med Ctr—MOB	Healthcare	—	—	20,564	1,558	7	22,115	22,122	402	2008	2008

NAPERVILLE, ILLINOIS
Meridian Business Campus	1835 Jefferson	Industrial	—	3,180	7,959	5	3,184	7,960	11,144	1,235	2005	2003

NASHVILLE, TENNESSEE
Airpark East	Airpark East-800 Commerce Dr.	Industrial	—	1,564	2,617	947	1,564	3,564	5,128	529	2002	2002
Lakeview Place	Three Lakeview	Office	—	2,126	11,737	3,192	2,126	14,929	17,055	3,779	1999	1999
Lakeview Place	One Lakeview Place	Office	—	2,046	11,004	1,960	2,123	12,887	15,010	3,468	1986	1998
Lakeview Place	Two Lakeview Place	Office	—	2,046	11,442	2,105	2,046	13,547	15,593	3,672	1988	1998
Riverview Business Center	Riverview Office Building	Office	—	847	5,809	1,629	847	7,438	8,285	2,013	1983	1999
Nashville Business Center	Nashville Business Center I	Industrial	—	936	5,943	879	936	6,822	7,758	1,546	1997	1999
Nashville Business Center	Nashville Business Center II	Industrial	—	5,659	10,206	845	5,659	11,051	16,710	1,671	2005	2005

NEW ALBANY, OHIO
New Albany	6525 West Campus Oval	Office	—	842	3,601	2,254	881	5,816	6,697	1,330	1999	1999

NILES, ILLINOIS
Howard 220	Howard 220	Industrial	—	4,920	3,669	9,201	7,761	10,029	17,790	840	2008	2004

NORCROSS, GEORGIA
Gwinnett Park	1835 Shackleford Court	Office	—	29	5,662	1,012	29	6,674	6,703	1,687	1990	1999
Gwinnett Park	1854 Shackleford Court	Office	—	52	9,667	1,433	52	11,100	11,152	2,747	1995	1999
Gwinnett Park	4275 Shackleford Road	Office	—	8	1,906	547	12	2,449	2,461	686	1985	1999

NORFOLK, VIRGINIA
Norfolk Industrial Park	1400 Sewells Point Road	Industrial	2,912	1,463	5,723	500	1,463	6,223	7,686	202	1983	2007

NORTHLAKE, ILLINOIS
Northlake 1 Park	Northlake I	Industrial	—	5,721	10,319	836	5,721	11,155	16,876	2,063	2002	2002
Northlake Distribution Park	Northlake III—Grand Whse.	Industrial	—	5,382	5,708	253	5,382	5,961	11,343	688	2006	2006

NORTH OLMSTED, OHIO
Great Northern Corporate Ctr.	Great Northern Corp Center I	Office	—	1,048	6,759	1,735	1,040	8,502	9,542	2,958	1985	1996
Great Northern Corporate Ctr.	Great Northern Corp Center II	Office	—	1,048	6,733	2,404	1,048	9,137	10,185	2,851	1987	1996
Great Northern Corporate Ctr.	Great Northern Corp Center III	Office	—	604	4,951	619	604	5,570	6,174	1,574	1999	1999

OAK BROOK, ILLINOIS
2000 York Road	2000 York Road	Office	—	2,625	15,825	27	2,625	15,852	18,477	7,515	1986	2005

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

		Building		Initial Cost		Cost Capitalized Subsequent to Development	Gross Book Value 12/31/08			Accumulated	Year Constructed/	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total (1)	Depreciation (2)	Renovated	Acquired
ORLANDO, FLORIDA
Liberty Park at Southcenter	Southcenter I-Brede/Allied BTS	Industrial	—	3,094	3,867	—	3,094	3,867	6,961	1,070	2003	2003
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg B	Industrial	—	565	4,871	431	570	5,297	5,867	1,423	1996	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg A	Industrial	—	493	4,459	234	498	4,688	5,186	1,122	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg D	Industrial	—	593	4,131	539	597	4,666	5,263	1,081	1998	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg E	Industrial	—	649	4,549	368	677	4,889	5,566	1,250	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg F	Industrial	—	1,030	5,232	1,197	1,072	6,387	7,459	1,863	1999	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg H	Industrial	—	725	3,109	149	754	3,229	3,983	705	2000	2000
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg C	Industrial	—	598	1,769	1,273	674	2,966	3,640	567	2003	2001
Parksouth Distribution Center	Parksouth-Benjamin Moore BTS	Industrial	—	708	2,070	24	1,129	1,673	2,802	425	2003	2003
Crossroads Business Park	Crossroads Business Center VII	Industrial	—	2,803	5,891	3,212	2,803	9,103	11,906	1,145	2006	2006
Crossroads Business Park	Crossroads VIII	Industrial	—	2,701	4,817	1,032	2,701	5,849	8,550	346	2007	2007

OTSEGO, MINNESOTA
Gateway North Business Center	Gateway North 1	Industrial	—	2,243	3,959	598	2,287	4,513	6,800	254	2007	2007

PARK RIDGE, ILLINOIS
O’Hare Corporate Centre	O’Hare Corporate Centre	Office	—	1,476	8,772	802	1,476	9,574	11,050	1,631	1985	2003

PHOENIX, ARIZONA
Buckeye Logistics Center	67 Buckeye	Industrial	—	7,065	7,641	357	7,089	7,974	15,063	77	2008	2008

PLAINFIELD, ILLINOIS
Edward Plainfield MOB I	Edward Plainfield MOB I	Healthcare	—	—	9,483	1,265	—	10,748	10,748	1,120	2006	2007

PLAINFIELD, INDIANA
Plainfield Business Park	Plainfield Building 1	Industrial	16,852	1,104	11,151	425	1,104	11,576	12,680	2,698	2000	2000
Plainfield Business Park	Plainfield Building 2	Industrial	17,422	1,387	9,213	3,230	3,008	10,822	13,830	3,377	2000	2000
Plainfield Business Park	Plainfield Building 3	Industrial	17,618	2,016	9,151	2,552	2,016	11,703	13,719	1,590	2002	2002
Plainfield Business Park	Plainfield Building 5	Industrial	12,977	2,726	7,284	210	2,726	7,494	10,220	1,517	2004	2004
Plainfield Business Park	Plainfield Building 8	Industrial	21,467	4,527	11,928	855	4,527	12,783	17,310	1,521	2006	2006

PLANO, TEXAS
5556 & 5560 Tennyson Parkway	5560 Tennyson Parkway	Office	—	1,527	5,831	724	1,527	6,555	8,082	1,812	1997	1999
5556 & 5560 Tennyson Parkway	5556 Tennyson Parkway	Office	—	1,181	11,154	205	1,181	11,359	12,540	3,524	1999	1999

PLYMOUTH, MINNESOTA
Medicine Lake Indust Ctr	Medicine Lake Indus. Center	Industrial	1,551	1,145	5,955	1,404	1,145	7,359	8,504	2,048	1970	1997

PORT WENTWORTH, GEORGIA
Grange Road	318 Grange Road	Industrial	2,584	957	4,816	1	957	4,817	5,774	521	2001	2006
Grange Road	246 Grange Road	Industrial	6,000	1,191	8,294	7	1,191	8,301	9,492	805	2006	2006
Crossroads (Savannah)	100 Ocean Link Way-Godley Rd	Industrial	10,763	2,306	13,389	30	2,336	13,389	15,725	1,102	2006	2006
Crossroads (Savannah)	500 Expansion Blvd	Industrial	4,544	649	6,282	2	649	6,284	6,933	153	2006	2008
Crossroads (Savannah)	400 Expansion Blvd	Industrial	10,227	1,636	14,506	2	1,636	14,508	16,144	210	2007	2008
Crossroads (Savannah)	605 Expansion Blvd	Industrial	6,026	1,615	7,456	4	1,615	7,460	9,075	112	2007	2008

RALEIGH, NORTH CAROLINA
Brook Forest	Brook Forest I	Office	—	1,242	4,982	694	1,242	5,676	6,918	1,504	2000	2000
Centerview	Centerview 5540	Office	—	773	6,173	1,470	773	7,643	8,416	1,543	1986	2003
Centerview	Centerview 5565	Office	—	513	4,754	713	513	5,467	5,980	1,005	1999	2003
Crabtree Overlook	Crabtree Overlook	Office	—	2,164	17,875	147	2,164	18,022	20,186	4,729	2001	2001
Interchange Plaza	801 Jones Franklin Rd	Office	—	1,351	7,700	966	1,351	8,666	10,017	2,325	1995	1999
Interchange Plaza	5520 Capital Ctr Dr (Intrch I)	Office	—	842	3,824	683	842	4,507	5,349	1,049	1993	1999
Walnut Creek	Walnut Creek Business Park #1	Industrial	—	419	2,294	582	442	2,853	3,295	806	2001	2001
Walnut Creek	Walnut Creek Business Park #2	Industrial	—	456	3,319	287	487	3,575	4,062	1,192	2001	2001
Walnut Creek	Walnut Creek Business Park #3	Industrial	—	679	3,966	1,251	719	5,177	5,896	1,483	2001	2001
Walnut Creek	Walnut Creek IV	Industrial	—	2,038	2,152	721	2,083	2,828	4,911	812	2004	2004
Walnut Creek	Walnut Creek V	Industrial	—	1,718	3,302	349	1,718	3,651	5,369	136	2008	2008

ROMEOVILLE, ILLINOIS
Crossroads Business Park	Chapco Carton Company	Industrial	—	917	4,537	49	917	4,586	5,503	817	1999	2002
Park 55	Park 55 Bldg. 1	Industrial	—	6,433	8,408	944	6,433	9,352	15,785	1,660	2005	2005

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/08			Accumulated Depreciation (2)	Year Constructed/ Renovated	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)
ROSEMONT, ILLINOIS
O’Hare International Ctr	O’Hare International Ctr I	Office	—	7,700	33,239	813	7,700	34,052	41,752	8,954	1984	2005
O’Hare International Ctr	O’Hare International Ctr II	Office	—	8,103	31,997	3,410	8,103	35,407	43,510	7,811	1987	2005
Riverway	Riverway East	Office	—	13,664	34,542	1,571	13,664	36,113	49,777	10,444	1987	2005
Riverway	Riverway West	Office	—	3,294	39,329	4,515	3,294	43,844	47,138	8,227	1989	2005
Riverway	Riverway Central	Office	—	4,229	68,293	2,975	4,229	71,268	75,497	12,379	1989	2005
Riverway	Riverway Retail	Retail	—	189	—	3	189	3	192	46	1987	2005
Riverway	Riverway MW II (Ground Lease)	Grounds	—	586	—	—	586	—	586	—	n/a	2007
Rosemont Crossing at Balmoral	Rosemont Crossing I	Office	—	5,170	12,373	1,029	5,170	13,402	18,572	145	2008	2008

SAVANNAH, GEORGIA
Gulfstream Road	198 Gulfstream	Industrial	6,217	549	4,255	—	549	4,255	4,804	488	1997	2006
Gulfstream Road	194 Gulfstream	Industrial	835	412	2,816	16	412	2,832	3,244	320	1998	2006
Gulfstream Road	190 Gulfstream	Industrial	1,915	689	4,916	—	689	4,916	5,605	530	1999	2006
Grange Road	250 Grange Road	Industrial	4,295	928	8,648	7	928	8,655	9,583	832	2002	2006
Grange Road	248 Grange Road	Industrial	1,831	664	3,496	8	664	3,504	4,168	342	2002	2006
SPA Park	80 Coleman Blvd.	Industrial	1,902	782	2,962	—	782	2,962	3,744	241	2002	2006
Crossroads (Savannah)	163 Portside Court	Industrial	21,222	8,433	8,366	20	8,433	8,386	16,819	1,425	2004	2006
Crossroads (Savannah)	151 Portside Court	Industrial	3,497	966	7,155	15	966	7,170	8,136	530	2003	2006
Crossroads (Savannah)	175 Portside Court	Industrial	13,438	4,300	15,696	14	4,300	15,710	20,010	1,753	2005	2006
Crossroads (Savannah)	150 Portside Court	Industrial	9,721	3,071	23,001	729	3,071	23,730	26,801	2,385	2001	2006
Crossroads (Savannah)	235 Jimmy Deloach Parkway	Industrial	3,550	1,074	8,442	37	1,074	8,479	9,553	798	2001	2006
Crossroads (Savannah)	239 Jimmy Deloach Parkway	Industrial	3,070	1,074	7,141	37	1,074	7,178	8,252	682	2001	2006
Crossroads (Savannah)	246 Jimmy Deloach Parkway	Industrial	3,646	992	5,383	14	992	5,397	6,389	520	2006	2006
Port of Savannah	276 Jimmy Deloach Land	Grounds	—	2,267	—	—	2,267	—	2,267	129	n/a	2006
Crossroads (Savannah)	200 Ocean Link Way	Industrial	6,846	878	10,021	12	883	10,028	10,911	374	2006	2008

SEVEN HILLS, OHIO
Rock Run Business Campus	Rock Run North	Office	—	837	5,413	701	960	5,991	6,951	2,147	1984	1996
Rock Run Business Campus	Rock Run Center	Office	—	1,046	6,695	987	1,169	7,559	8,728	2,613	1985	1996

SHARONVILLE, OHIO
Mosteller Distribution Center	Mosteller Distribution Ctr. I	Industrial	—	1,275	5,282	3,534	1,275	8,816	10,091	3,067	1996	1996
Mosteller Distribution Center	Mosteller Distribution Ctr. II	Industrial	—	828	4,060	1,598	828	5,658	6,486	2,037	1997	1997

ST. LOUIS PARK, MINNESOTA
The West End	1600 Tower	Office	—	2,321	27,284	6,504	2,516	33,593	36,109	7,734	2000	2000
The West End	MoneyGram Tower	Office	—	3,039	35,315	6,564	3,315	41,603	44,918	10,411	1987	1999
Minneapolis West	Chilies Ground Lease	Grounds	—	921	—	157	1,078	—	1,078	18	n/a	1998
Minneapolis West	Olive Garden Ground Lease	Grounds	—	921	—	114	1,035	—	1,035	17	n/a	1998

ST. LOUIS, MISSOURI
Lakeside Crossing	Lakeside Crossing Building One	Industrial	—	596	2,078	540	480	2,734	3,214	1,027	2002	2002
Lakeside Crossing	Lakeside Crossing Building II	Industrial	—	783	2,227	10	782	2,238	3,020	981	2003	2003
Lakeside Crossing	Lakeside Crossing Building III	Industrial	—	1,905	4,305	384	1,623	4,971	6,594	1,352	2002	2002
Lakeside Crossing	Lakeside Crossing V	Office	—	750	1,928	9	750	1,937	2,687	991	2004	2004
Lakeside Crossing	Lakeside Crossing Building VI	Industrial	—	1,079	2,125	2,251	1,333	4,122	5,455	1,412	2002	2002
Laumeier Office Park	Laumeier I	Office	—	1,384	8,780	2,689	1,384	11,469	12,853	4,288	1987	1995
Laumeier Office Park	Laumeier II	Office	—	1,421	9,353	2,172	1,421	11,525	12,946	4,279	1988	1995
Laumeier Office Park	Laumeier IV	Office	—	1,029	6,671	1,440	1,029	8,111	9,140	2,378	1987	1998
Maryville Center	500-510 Maryville Centre	Office	—	3,402	24,174	4,119	3,402	28,293	31,695	8,267	1984	1997
Maryville Center	530 Maryville Centre	Office	—	2,219	15,008	2,525	2,219	17,533	19,752	5,517	1990	1997
Maryville Center	550 Maryville Centre	Office	—	1,996	12,516	2,294	1,996	14,810	16,806	4,388	1988	1997
Maryville Center	635-645 Maryville Centre	Office	—	3,048	18,034	2,432	3,048	20,466	23,514	6,278	1987	1997
Maryville Center	655 Maryville Centre	Office	—	1,860	13,217	2,320	1,860	15,537	17,397	4,374	1994	1997
Maryville Center	540 Maryville Centre	Office	—	2,219	14,384	2,228	2,219	16,612	18,831	5,106	1990	1997
Maryville Center	520 Maryville Centre	Office	—	2,404	14,484	1,387	2,404	15,871	18,275	4,290	1999	1999
Maryville Center	700 Maryville Centre	Office	—	4,556	28,599	397	4,556	28,996	33,552	8,885	2000	2000
Maryville Center	533 Maryville Centre	Office	—	3,230	16,746	305	3,230	17,051	20,281	4,989	2000	2000
Maryville Center	555 Maryville Centre	Office	—	3,226	15,978	1,954	3,226	17,932	21,158	4,829	2001	2001
Maryville Center	625 Maryville Centre	Office	939	2,509	11,186	539	2,509	11,725	14,234	2,735	1996	2002

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/08			Accumulated Depreciation (2)	Year Constructed/ Renovated	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)
Westport Place	Westport Center I	Industrial	—	1,707	5,329	920	1,707	6,249	7,956	2,293	1998	1998
Westport Place	Westport Center II	Industrial	—	914	1,924	270	914	2,194	3,108	746	1998	1998
Westport Place	Westport Center III	Industrial	—	1,206	2,651	531	1,206	3,182	4,388	1,009	1999	1999
Westport Place	Westport Center IV	Industrial	—	1,440	4,860	58	1,440	4,918	6,358	1,294	2000	2000
Westport Place	Westport Center V	Industrial	—	493	1,274	56	493	1,330	1,823	362	2000	2000
Westport Place	Westport Place	Office	—	1,990	5,478	2,113	1,990	7,591	9,581	2,254	2000	2000
Westmark	Westmark	Office	—	1,497	9,843	2,497	1,684	12,153	13,837	4,743	1987	1995
Westview Place	Westview Place	Office	—	669	8,219	3,655	669	11,874	12,543	4,378	1988	1995
Woodsmill Commons	Woodsmill Commons II (400)	Office	—	1,718	7,896	438	1,718	8,334	10,052	1,590	1985	2003
Woodsmill Commons	Woodsmill Commons I (424)	Office	—	1,836	7,743	941	1,836	8,684	10,520	1,761	1985	2003

STAFFORD, TEXAS
Stafford	Stafford Distribution Center	Industrial	—	3,502	5,433	1,924	3,502	7,357	10,859	239	2008	2008

STERLING, VIRGINIA
TransDulles Centre	22800 Davis Drive	Office	—	2,550	11,250	26	2,550	11,276	13,826	953	1989	2006
TransDulles Centre	22714 Glenn Drive	Industrial	—	3,973	4,422	1,015	3,973	5,437	9,410	358	2007	2007

SUFFOLK, VIRGINIA
Northgate Commerce Park	101 Industrial Drive, Bldg. A	Industrial	—	1,558	8,230	—	1,558	8,230	9,788	251	2007	2007
Northgate Commerce Park	155 Industrial Drive, Bldg. B	Industrial	—	1,558	8,230	—	1,558	8,230	9,788	251	2007	2007

SUMNER, WASHINGTON
Not Applicable	Sumner Transit	Industrial	18,223	16,032	5,935	—	16,032	5,935	21,967	435	2005	2007

SUNRISE, FLORIDA
Sawgrass Pointe	Sawgrass - Building B	Office	—	1,211	5,176	1,380	1,211	6,556	7,767	1,819	1999	2001
Sawgrass Pointe	Sawgrass - Building A	Office	—	1,147	4,242	96	1,147	4,338	5,485	1,139	2000	2001
Sawgrass Pointe	Sawgrass Pointe I	Office	—	3,484	21,284	6,737	3,484	28,021	31,505	6,335	2002	2002

TAMPA, FLORIDA
Fairfield Distribution Center	Fairfield Distribution Ctr I	Industrial	—	483	2,621	124	487	2,741	3,228	667	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr II	Industrial	—	530	4,900	127	534	5,023	5,557	1,200	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr III	Industrial	—	334	2,771	98	338	2,865	3,203	688	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr IV	Industrial	—	600	1,917	1,141	604	3,054	3,658	889	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr V	Industrial	—	488	2,635	254	488	2,889	3,377	613	2000	2000
Fairfield Distribution Center	Fairfield Distribution Ctr VI	Industrial	—	555	3,989	516	555	4,505	5,060	1,097	2001	2001
Fairfield Distribution Center	Fairfield Distribution Ctr VII	Industrial	—	394	2,137	779	394	2,916	3,310	720	2001	2001
Fairfield Distribution Center	Fairfield VIII	Industrial	—	1,082	3,326	—	1,082	3,326	4,408	1,305	2004	2004
Fairfield Distribution Center	Fairfield Distribution Ctr. IX	Industrial	—	3,718	4,385	306	3,718	4,691	8,409	91	2008	2008
Eagle Creek Business Center	Eagle Creek Business Ctr. I	Industrial	—	3,705	3,187	1,033	3,705	4,220	7,925	807	2006	2006
Eagle Creek Business Center	Eagle Creek Business Ctr. II	Industrial	—	2,354	2,272	969	2,354	3,241	5,595	449	2007	2007
Eagle Creek Business Center	Eagle Creek Business Ctr. III	Industrial	—	2,332	2,237	1,274	2,332	3,511	5,843	329	2007	2007
Highland Oaks	Highland Oaks I	Office	—	1,525	12,518	996	1,525	13,514	15,039	3,528	1999	1999
Highland Oaks	Highland Oaks II	Office	—	1,605	10,845	3,612	1,605	14,457	16,062	4,217	1999	1999
Highland Oaks	Highland Oaks III	Office	—	2,882	8,871	689	2,522	9,920	12,442	887	2007	2007
Highland Oaks	Highland Oaks IV	Office	—	3,068	9,962	402	3,068	10,364	13,432	62	2008	2008
Highland Oaks	Highland Oaks V	Office	—	2,412	6,524	3,418	2,412	9,942	12,354	942	2007	2007

TITUSVILLE, FLORIDA
Retail Development	Crossroads Marketplace	Retail	—	12,678	4,451	1,009	11,922	6,216	18,138	1,052	2007	2007

WEST CHESTER, OHIO
Centre Pointe Office Park	Centre Pointe I	Office	—	2,501	9,427	438	2,501	9,865	12,366	2,753	2000	2004
Centre Pointe Office Park	Centre Pointe II	Office	—	2,056	10,063	287	2,056	10,350	12,406	2,761	2001	2004
Centre Pointe Office Park	Centre Pointe III	Office	—	2,048	10,001	1,139	2,048	11,140	13,188	2,955	2002	2004
Centre Pointe Office Park	Centre Pointe IV	Office	—	2,013	9,017	1,540	2,932	9,638	12,570	1,508	2005	2005
Centre Pointe Office Park	Centre Pointe V	Office	—	2,557	13,982	274	2,611	14,202	16,813	—	2007	2007
Centre Pointe Office Park	Centre Pointe VI	Office	—	2,759	8,266	2,019	2,759	10,285	13,044	327	2008	2008
World Park at Union Centre	World Park at Union Centre 10	Industrial	—	2,150	7,885	7,369	2,151	15,253	17,404	1,358	2006	2006
World Park at Union Centre	World Park at Union Centre 11	Industrial	—	2,592	6,936	13	2,592	6,949	9,541	1,622	2004	2004
Union Centre Industrial Park	Union Centre Indust. Park #2	Industrial	—	5,635	8,709	471	5,635	9,180	14,815	250	2008	2008

Duke Realty Corporation	Schedule III
Real Estate and Accumulated Depreciation
December 31, 2008
(in thousands)

Development	Name	Building Type	Encumbrances	Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/08			Accumulated Depreciation (2)	Year Constructed/ Renovated	Year Acquired
				Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)
WEST JEFFERSON, OHIO
Park 70 at West Jefferson	Restoration Hardware BTS	Industrial	—	6,454	24,812	2,158	6,454	26,970	33,424	640	2008	2008

WESTMONT, ILLINOIS
Oakmont Corporate Center	Oakmont Tech Center	Office	—	1,501	8,590	2,505	1,703	10,893	12,596	3,155	1989	1998

WESTON, FLORIDA
Weston Pointe	Weston Pointe I	Office	—	2,580	9,572	1,524	2,580	11,096	13,676	1,718	1999	2003
Weston Pointe	Weston Pointe II	Office	—	2,183	10,728	572	2,183	11,300	13,483	1,821	2000	2003
Weston Pointe	Weston Pointe III	Office	—	2,183	11,514	739	2,183	12,253	14,436	1,915	2001	2003
Weston Pointe	Weston Pointe IV	Office	—	3,349	10,686	29	3,349	10,715	14,064	1,664	2006	2006

ZIONSVILLE, INDIANA
Anson	Marketplace at Anson	Retail	—	2,147	2,777	1,619	2,147	4,396	6,543	212	2007	2007
	Eliminations					(824)	(14)	(810)	(824)	(2,659)

			538,011	1,055,634	4,552,335	689,953	1,077,361	5,220,561	6,297,922	1,167,113

(1)	The tax basis of our real estate assets at 12/31/08 was approximately $6,405,032 for federal income tax purposes.
(2)	Depreciation of real estate is computed using the straight-line method over 40 years for buildings, 15 years for land improvements and shorter periods based on lease terms (generally 3 to 10 years) for tenant improvements.

	Real Estate Assets			Accumulated Depreciation
	2008	2007	2006	2008	2007	2006
Balance at beginning of year	$5,765,747	$5,583,188	$4,831,506	$990,280	$900,898	$754,742
Acquisitions	141,505	194,072	836,146	—	—	—
Construction costs and tenant improvements	812,084	788,951	540,442	—	—	—
Depreciation expense	—	—	—	246,440	214,477	206,999
Acquisition of noncontrolling interest	—	—	—	—	—	—

	6,719,336	6,566,211	6,208,094	1,236,720	1,115,375	961,741
Deductions during year:
Cost of real estate sold or contributed	(367,922)	(726,860)	(582,457)	(16,115)	(51,491)	(18,660)
Impairment Allowance	—	—	(266)	—	—	—
Write-off of fully amortized assets	(53,492)	(73,604)	(42,183)	(53,492)	(73,604)	(42,183)

Balance at end of year	$6,297,922	$5,765,747	$5,583,188	$1,167,113	$990,280	$900,898